Avon Products, Inc.

EXHIBIT 24

FORM 10-K
POWER OF ATTORNEY
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      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints GILBERT L. KLEMANN, II, C. RICHARD MATHEWS, KIM K. AZZARELLI and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, in his or her name, place and stead, in any and all capacities, to sign the 2005 Annual Report on Form 10-K of Avon Products, Inc. and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act, as fully to all intents and purposes as they might or could do in person, thereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have executed this power of attorney as of March 9, 2006.

Signature	Title

/s/ Andrea Jung

Andrea Jung	Chairman of the Board and Chief Executive Officer - Principal Executive Officer

/s/ Susan J. Kropf

Susan J. Kropf	President and Chief Operating Officer and Director

/s/ Charles W. Cramb

Charles W. Cramb	Executive Vice President, Finance and Technology and Chief Financial Officer – Principal Financial Officer

/s/ Kevin W. Byrne

Kevin W. Byrne	Vice President and Chief Accounting Officer – Principal Accounting Officer

/s/ W. Don Cornwell

W. Don Cornwell	Director

/s/ Edward T. Fogarty

Edward T. Fogarty	Director

/s/ Stanley C. Gault

Stanley C. Gault	Director

/s/ Fred Hassan

Fred Hassan	Director

/s/ Maria Elena Lagomasino

Maria Elena Lagomasino	Director

/s/ Ann S. Moore

Ann S. Moore	Director

/s/ Paul S. Pressler

Paul S. Pressler	Director

/s/ Paula Stern

Paula Stern	Director

Avon Products, Inc.

/s/ Lawrence A. Weinbach

Lawrence A. Weinbach	Director